UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

April 7, 2004
Date of Report (Date of Earliest Event Reported)

CALLAWAY GOLF COMPANY

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	1-10962	95-3797580
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2180 Rutherford Road
Carlsbad, CA 92008-7328
(Address of Principal Executive Offices)

(760) 931-1771
(Registrant’s Telephone Number, Including Area Code)

ITEM 5. Other Events and Regulation FD Disclosure.
ITEM 7. Exhibits.
SIGNATURE
EXHIBIT 99.1

ITEM 5. Other Events and Regulation FD Disclosure.

     On April 7, 2004, the Board of Directors appointed Anthony S. Thornley to the Board of Directors of Callaway Golf Company to serve until the 2004 Annual Meeting of Shareholders. At the 2004 Annual Meeting of Shareholders, Mr. Thornley will stand for election to a full one-year term along with the other directors. At this time, Mr. Thornley has not been appointed to any Committees of the Board. However, it is expected that, if elected, he will be appointed to one or more Committees at the Board’s organizational meeting immediately following the Annual Meeting of Shareholders.

     A copy of the press release announcing Mr. Thornley’s appointment is attached as Exhibit 99.1.

ITEM 7. Exhibits.

     (c) Exhibits:

     The following exhibits are filed with this report on Form 8-K:

Exhibit No.	Description
99.1	Press release, dated April 7, 2004, captioned “Anthony S. Thornley Named to Callaway Golf Company’s Board of Directors.”

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 14, 2004	CALLAWAY GOLF COMPANY
	By:	/s/ Steven C. McCracken
Steven C. McCracken
Senior Executive Vice President, Chief Legal Officer and Secretary